                                                                    Exhibit 99.1

SUBJECT TO REVISION
-------------------
REVISED SERIES TERM SHEET DATED DECEMBER 5, 2000
------------------------------------------------

                          [Logo of GreenPoint Credit]

                          $190,000,000 (approximate)
                            GreenPoint Credit, LLC
                              Seller and Servicer
 Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6



Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Credit, LLC Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6. The Series Term Sheet has been prepared based on information provided by GreenPoint Credit, LLC and is for informational purposes only and subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

None of Credit Suisse First Boston Corporation, First Union Securities, Inc., or any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


Credit Suisse First Boston                          First Union Securities, Inc.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

PRELIMINARY INFORMATION ONLY

----------------------------------------------------------------------------------------------------------------------
                                                           Class A-1              Class A-2             Class A-3
----------------------------------------------------------------------------------------------------------------------
Amount (1):                                            $37,000,000              $93,000,000         $60,000,000

Type:                                                   Adjustable               Adjustable            Auction

Coupon                                                    [TBD]%                   [TBD]%               [TBD]%

Approximate Price:                                        [TBD]%                   [TBD]%               [TBD]%

Yield (%):                                                [TBD]%                   [TBD]%               [TBD]%

Spread (bps)                                               TBD                      TBD                 TBD(2)

Avg Life (To Call):                                        1.03                    4.65                 12.18

Avg Life (To Maturity):                                    1.03                    4.65                 13.60

1st Principal Payment (To Call):                           1/01                    11/02                 2/09

Last Principal Payment (To Call):                         11/02                     2/09                 9/15

Last Principal Payment (To Maturity):                     11/02                     2/09                10/30

Stated Maturity:                                          11/10                    09/23               11/31(3)

Expected Settlement:                                    12/15/00                 12/15/00              12/15/00

Payment Delay:                                           0 days                   0 days                0 days

Interest Payment Basis                                  ACT/360                  ACT/360               ACT/360

Dated Date:                                             12/15/00                12/15/00               12/15/00

1st Distribution Date:                                   1/22/01                 1/22/01                1/22/01

Ratings (Moody's/S&P):                                  Aaa/AAA                  Aaa/AAA                Aaa/AAA

Pricing Date:                                              TBD                      TBD                   TBD

Prepayment Speed:                                       200% MHP                 200% MHP               200% MHP
----------------------------------------------------------------------------------------------------------------------

(1) The approximate certificate balance of the Class A Certificates may vary by plus or minus 5%.
(2) The initial pass-through rate for the Auction Rate certificates will be set not later than December 14, 2000 and will not exceed the maximum auction rate. The pass-through rate for the Auction Rate certificates will be recalculated monthly pursuant to auction procedures.
(3) Final stated maturity for Class A-3 is the twelfth month following the date on which the Contract with the latest schedule maturity date amortizes according to its term.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

TITLE OF SECURITIES:         GreenPoint Credit Manufactured Housing Contract
                             Trust Pass-Through Certificates, Series 2000-6

SELLER/SERVICER:             GreenPoint Credit, LLC ("GreenPoint")

TRUSTEE:                     Bank One, National Association

UNDERWRITERS:                Credit Suisse First Boston Corporation (Lead),
                             First Union Securities, Inc. (Co-Manager on Class
                             A-1 and A-2 Certificates only)

CLASS A CERTIFICATES:        Class A-1, Class A-2 and Class A-3 Certificates;
                             Class A-1 and Class A-2 Certificates are adjustable rate certificates and Class A-3 Certificates are auction rate certificates.

OTHER CERTIFICATES:          In addition to the Class A Certificates, the Class
                             R Certificates will be issued. The Class R
                             Certificates will be retained by an affiliate of GreenPoint, and are fully subordinated to the Class
                             A Certificates.

COLLATERAL:                  The contract pool consists of fixed-rate
                             manufactured housing installment loans, installment loan agreements and certain other assets.

COLLATERAL CUT-OFF DATE:     November 30, 2000

EXP. PRICING:                Week of December 4, 2000

EXP. SETTLEMENT:             December 15, 2000

CREDIT ENHANCEMENT:          The credit enhancement is provided by
                                  .  a Certificate Guaranty Insurance Policy by
                                       Financial Security Assurance Inc.
                                       ("FSA");

                                  .  a swap to cover certain losses provided by
                                       GreenPoint Bank, if available;

                                  . credit support from the Class R Certificates
                                       (excess spread).

FSA GUARANTY:                FSA guarantees the timely payment of interest to
                             certificateholders and the scheduled payment of principal. FSA's claims paying ability is rated AAA and Aaa by Standard & Poor's and Moody's Investors
                             Service, respectively.

GREENPOINT BANK CREDIT       GreenPoint Bank will provide a swap to protect
SWAP:                        investors against certain losses at the request of
                             FSA. The swap will be available to cover losses up to a specified amount as determined by FSA.
                             GreenPoint Bank is rated BBB and Baa2 by Standard &
                             Poor's and Moody's Investors Service, respectively.
                             FSA can terminate the swap at any time in its sole discretion.

PRIORITY OF DISTRIBUTIONS:   On each Distribution Date the Available
                             Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                  (1)  first, to each class of the Class A
                                       Certificates, the related Interest
                                       Distribution Amount pro rata among the
                                       Class A Certificates for such
                                       Distribution Date;

                                  (2)  second, the Formula Principal
                                       Distribution Amount to the Class A
                                       Certificates, in the following priority:

                                       (a)  to the Class A-1 Certificates until
                                            the Class A-1 Certificate Balance is
                                            reduced to zero;

                                       (b)  to the Class A-2 Certificates until
                                            the Class A-2 Certificate Balance is
                                            reduced to zero;

                                       (c)  to the Class A-3 Certificates until
                                            the Class A-3 Certificate Balance is
                                            reduced to zero;

                                  (3) to the insurer, the insurer fee for that Distribution Date and any insurer fees accrued but unpaid from prior
                                       Distribution Dates;

                                  (4) amounts required to be deposited into the Spread Account as required by the Insurance Agreement;

                                  (5) any remainder as described in the Pooling and Servicing Agreement.

PRINCIPAL:                   For Class A-1 Certificateholders, principal will be
                             distributed pro rata among such Class of Certificates.

                             For Class A-2 Certificateholders, principal will be distributed pro rata among such Class of Certifcates.

                             For Class A-3 Certificates, distributions of principal will be made in round lots of $25,000 and integral multiples thereof and will be allocated to specific Class A-3 Certificates in accordance with the established random lot procedures of DTC, which may or may not be by random lot. On any Distribution Date on which principal is to be distributed to the Class A-3 Certificates, one or more holders of the respective certificates may receive no distributions of principal. In the event the principal amount of each respective certificate is less than $25,000 or the respective certificates are not longer held in book-entry form, principal will be distributed pro rata among the Class A-3 Certificateholders.

HEDGE AGREEMENT:             FSA will require the Trust Fund to enter into a
                             hedge agreement with the hedge counterparty to provide FSA with a method to ensure payment of interest accrual at the pass-through rates on the Class A Certificates, even if the weighted average interest rate accruing on the contracts (net of servicing fees) is lower than the pass-through rates on the Class A Certificates. All payments to Certificateholders are unconditionally and irrevocably guaranteed by FSA. A default in the obligations of the hedge counterparty will not relieve FSA of its obligations to Certificateholders under the certificate guaranty insurance policy.

HEDGE COUNTERPARTY:          Credit Suisse First Boston International.

DISTRIBUTION DATE:           The 22nd day of each month (or if such 22nd day is
                             not a business day, the next succeeding business
                             day), commencing in January 2001.

RECORD DATE:                 For the first Distribution Date, the close of
                             business on the Closing Date and with respect to subsequent Distribution Dates, the close of business on the last business day preceding the Distribution Date.

COLLECTION PERIOD:           The calendar month immediately preceding the month
                             of the Distribution Date.

INTEREST PERIOD:             With respect to any Distribution Date and the Class
                             A Certificates, the Interest Period shall be the period from the preceding distribution date (or for the first distribution date, the Closing Date) through the day prior to the related distribution date.

OPTIONAL TERMINATION:        The Servicer may exercise its right to purchase all
                             outstanding Contracts on or after the date the aggregate principal balance of the outstanding
                             Contracts is less than 10% of the sum of the original principal balance of the Contracts.

ERISA: Under current law, the purchase and holding of Class A-1, Class A-2 or Class A-3 certificates by or on behalf of, or with "plan assets" of, any employee benefit plan or retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code could result in non-exempt prohibited transactions under the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code. Accordingly, the Class A-1, Class A-2, and Class A-3 Certificates may NOT be acquired or held by or on behalf of, or with "plan assets" of, any employee benefit plan or retirement arrangement that is subject to ERISA and/or Section 4975 of the Internal Revenue Code.

SMMEA: The Class A-1, Class A-2 and Class A-3 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:                  REMIC.

AUCTION RATE PROCEDURES:     Auction Dates will take place on the business day
                             immediately preceeding the first day of each Auction Period. The initial pass-through rate for the Class A-3 Certificates will be set no later than December 14, 2000. The first Auction Date thereafter will be January 19, 2001. Subsequent
                             Auction Periods will coincide with the Interest
                             Periods for the Class A-3 Certificates, which begin on the 22nd of each month (or if such 22nd day is not a business day, the next succeeding business day), commencing in January 2001.

                             Bids are accepted on the prior date for each of the Class A-3 Certificates. Bid amounts and rates are collected by the Broker-Dealer. There are three types of Orders:

                                  .  Hold Order--Submitted by an Existing
                                     Certificateholder, this order indicates the holder would like to continue as the current bondholder at the current principal amount, without regard to the rate charged. If an Existing Certificateholder does not notify the Broker-Dealer of a Bid or Sell Order, a Hold Order is assumed.

                                  .  Bids--Submitted by either an Existing
                                     Certificateholder who is revising their bid from a prior auction, or a Potential Certificateholder entering the market.

                                  .  Sell Order--Submitted by Existing
                                     Certificateholders who would like to exit the market.

                             A Dutch Auction methodology is used for determining the final pricing and allocation of the Auction Rate Certificates.

MAXIMUM AUCTION RATE:        The Maximum Auction Rate is the rate assigned to
                             the auction rate certificates if there is a failed auction (insufficient bids). In the case of Certificates that are "AAA" and "Aaa" rated, the Maximum Auction Rate is LIBOR plus 1.00%.

ALL HOLD RATE:               If in an auction, 100% of the Existing
                             Certificateholders submit Hold Orders, the Rate for that period will equal 90% of LIBOR for that period.

SOLE BROKER-DEALER:          Credit Suisse First Boston.

AUCTION AGENT:               Bankers Trust Company.

AUCTION RATE DESK CONTACTS:  Call Lincoln Watkins or Tony Russo on the auction rate trading desk at (212) 325-3289.

FURTHER INFORMATION:         Call the ABS trading desk at (212) 325-2747,
                             Fiachra O'Driscoll at (212) 325-4940, John Herbert at (212) 325-2412, Susan Menkhaus at (212) 325-
                             3475, or Phil Li at (212) 325-5945.

                                  CONTRACT INFORMATION

THE CONTRACT POOL:           On the Closing Date, the Trust will purchase a pool
                             of fixed rate manufactured housing contracts (the
                             "Contracts") having an aggregate principal balance of approximately $190,000,000. The 4,421 contracts listed here have an aggregate scheduled principal balance as of November 30, 2000 of $189,999,874.81.

------------------------------------------------------
Number of Loans in Pool:                         4,421

Total Pool Balance:                    $189,999,874.81

Average Outstanding Balance            $     42,976.67
------------------------------------------------------

====================================================================================
                                  DOLLAR AMOUNT OF POOL    % OF TOTAL POOL BY DOLLAR
------------------------------------------------------------------------------------
New:                               $159,324,175.89                   83.85%

Used:                              $ 30,675,698.92                   16.15%

Land Home:                         $ 84,418,362.66                   44.43%

Maximum Scheduled Balance:         $    203,595.38
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                            Average          Minimum                 Maximum
-------------------------------------------------------------------------------------------------------------
Weighted Average Gross Rate:                            11.19%                7.00%                   21.00%
Weighted Average Original Term (months):               299.62                24.00                   360.00
Weighted Average Remaining Term (months):              296.39                23.00                   360.00
Weighted Average Original LTV:                          85.74                14.77                    99.40
-------------------------------------------------------------------------------------------------------------

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

           GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF CONTRACTS

=====================================================================================
         State             Count         Scheduled Balance                % of Total
-------------------------------------------------------------------------------------
 Alabama                   207          $  7,413,588                         3.90%
 Arizona                   138             5,585,291                         2.94
 Arkansas                  134             4,747,921                         2.50
 California                 43             1,574,365                         0.83
 Colorado                   76             2,940,943                         1.55
 Delaware                   32             1,255,431                         0.66
 Florida                   202             9,451,763                         4.97
 Georgia                   218            10,642,361                         5.60
 Idaho                      17               970,243                         0.51
 Illinois                  155             6,328,577                         3.33
 Indiana                   123             5,115,945                         2.69
 Iowa                       33             1,398,594                         0.74
 Kansas                     40             1,579,927                         0.83
 Kentucky                  210             8,169,146                         4.30
 Louisiana                 135             5,954,186                         3.13
 Maine                      28             1,507,538                         0.79
 Maryland                   33             1,330,318                         0.70
 Michigan                  149             7,325,998                         3.86
 Minnesota                  63             2,400,285                         1.26
 Mississippi               167             5,633,274                         2.96
 Missouri                  155             6,040,380                         3.18
 Montana                    18             1,095,895                         0.58
 Nebraska                   23             1,087,180                         0.57
 Nevada                     26             1,457,660                         0.77
 New Hampshire              22             1,454,008                         0.77
 New Jersey                  2                84,091                         0.04
 New Mexico                 65             2,549,599                         1.34
 New York                  185            10,142,182                         5.34
 North Carolina            282            12,542,899                         6.60
 North Dakota               12               578,090                         0.30
 Ohio                      184             8,465,924                         4.46
 Oklahoma                   88             2,955,921                         1.56
 Oregon                     42             2,306,673                         1.21
 Pennsylvania              156             6,367,774                         3.35
 South Carolina             55             1,878,305                         0.99
 South Dakota               17               765,973                         0.40
 Tennessee                 193             9,479,255                         4.99
 Texas                     285            11,341,470                         5.97
 Utah                       15               774,415                         0.41
 Vermont                    40             2,652,212                         1.40
 Virginia                  155             7,322,389                         3.85
 Washington                 28             1,662,012                         0.87
 West Virginia             130             4,102,016                         2.16
 Wisconsin                  15               441,482                         0.23
 Wyoming                    25             1,126,375                         0.59
-------------------------------------------------------------------------------------
Total:                   4,421          $189,999,875                       100.00%
-------------------------------------------------------------------------------------

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

                 DISTRIBUTION OF ORIGINAL AMOUNTS OF CONTRACTS

================================================================================
      Original Balance            Count     Scheduled Balance        % of Total
--------------------------------------------------------------------------------
 $      0.01 - $  5,000.00             1     $      4,820               0.00%
 $  5,000.01 - $  7,500.00            32          206,923               0.11
 $  7,500.01 - $ 10,000.00            90          785,387               0.41
 $ 10,000.01 - $ 12,500.00           128        1,425,063               0.75
 $ 12,500.01 - $ 15,000.00           159        2,165,504               1.14
 $ 15,000.01 - $ 17,500.00           174        2,814,406               1.48
 $ 17,500.01 - $ 20,000.00           179        3,334,918               1.76
 $ 20,000.01 - $ 22,500.00           194        4,126,797               2.17
 $ 22,500.01 - $ 25,000.00           203        4,806,264               2.53
 $ 25,000.01 - $ 27,500.00           193        5,067,072               2.67
 $ 27,500.01 - $ 30,000.00           223        6,413,484               3.38
 $ 30,000.01 - $ 32,500.00           207        6,470,826               3.41
 $ 32,500.01 - $ 35,000.00           184        6,177,940               3.25
 $ 35,000.01 - $ 40,000.00           370       13,839,354               7.28
 $ 40,000.01 - $ 45,000.00           342       14,522,333               7.64
 $ 45,000.01 - $ 50,000.00           300       14,246,380               7.50
 $ 50,000.01 - $ 55,000.00           264       13,884,824               7.31
 $ 55,000.01 - $ 60,000.00           222       12,695,653               6.68
 $ 60,000.01 - $ 65,000.00           173       10,760,364               5.66
 $ 65,000.01 - $ 70,000.00           144        9,719,310               5.12
 $ 70,000.01 - $ 75,000.00           132        9,540,252               5.02
 $ 75,000.01 - $ 80,000.00           108        8,383,141               4.41
 $ 80,000.01 - $ 85,000.00            85        6,981,540               3.67
 $ 85 000.01+                        314       31,627,322              16.65
--------------------------------------------------------------------------------
  Total:                           4,421     $189,999,875             100.00%
--------------------------------------------------------------------------------

(1) The largest original Contract amount is $203,883.09. The Scheduled Balance of this Contract represents 0.11% of the Pool Scheduled Principal Balance.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

                        DISTRIBUTION OF CONTRACT RATES

================================================================================
   CONTRACT RATE            COUNT        SCHEDULED BALANCE           % OF TOTAL
--------------------------------------------------------------------------------
  7.000% to  7.249%          1          $     70,235                    0.04%
  7.250% to  7.499%          5               425,917                    0.22
  7.500% to  7.749%         47             3,680,341                    1.94
  7.750% to  7.999%         83             6,235,647                    3.28
  8.000% to  8.249%         57             4,494,110                    2.37
  8.250% to  8.499%        126             9,150,307                    4.82
  8.500% to  8.749%        111             8,509,382                    4.48
  8.750% to  8.999%        118             8,450,664                    4.45
  9.000% to  9.249%        103             7,686,962                    4.05
  9.250% to  9.499%        132             7,889,059                    4.15
  9.500% to  9.749%         81             5,940,508                    3.13
  9.750% to  9.999%        222            11,305,938                    5.95
 10.000% to 10.249%         91             5,865,037                    3.09
 10.250% to 10.499%        208             9,864,455                    5.19
 10.500% to 10.749%         72             3,867,822                    2.04
 10.750% to 10.999%        147             7,134,099                    3.75
 11.000% to 11.249%        114             5,552,111                    2.92
 11.250% to 11.499%        110             5,080,161                    2.67
 11.500% to 11.749%        122             5,666,455                    2.98
 11.750% to 11.999%         93             4,209,403                    2.22
 12.000% to 12.249%        141             6,092,305                    3.21
 12.250% to 12.499%        126             4,319,151                    2.27
 12.500% to 12.749%        162             6,432,892                    3.39
 12.750% to 12.999%         85             3,130,051                    1.65
 13.000% to 13.249%        180             6,064,515                    3.19
 13.250% to 13.499%         98             3,357,602                    1.77
 13.500% to 13.749%        157             5,762,328                    3.03
 13.750% to 13.999%        110             3,278,558                    1.73
 14.000% to 14.249%         82             2,724,720                    1.43
 14.250% to 14.499%         91             2,566,427                    1.35
 14.500% to 14.749%         65             1,780,814                    0.94
 14.750% to 14.999%         90             2,697,069                    1.42
 15.000% to 15.249%         96             2,564,992                    1.35
 15.250% to 15.499%        115             2,459,372                    1.29
 15.500% to 15.749%         62             1,882,856                    0.99
 15.750% to 15.999%        107             2,503,336                    1.32
 16.000% to 16.249%        123             2,203,623                    1.16
 Greater than 16.24%       488             9,100,651                    4.79
--------------------------------------------------------------------------------
 Total:                  4,421          $189,999,875                  100.00%
--------------------------------------------------------------------------------

         DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

================================================================================
       LTV Range                Count          Scheduled Balance      % of Total
--------------------------------------------------------------------------------
  1.000%  to   50.499%           87          $  1,535,881               0.81%
 50.500%  to   60.499%           99             3,343,002               1.76
 60.500%  to   70.499%          167             7,004,396               3.69
 70.500%  to   80.499%          793            33,323,469              17.54
 80.500%  to   85.499%          535            27,355,280              14.40
 85.500%  to   90.499%        1,559            66,452,792              34.98
 90.500%  to   95.499%        1,050            46,658,902              24.56
 95.500%  to 100.499%           131             4,326,153               2.28
--------------------------------------------------------------------------------
Total:                        4,421          $189,999,875             100.00%
--------------------------------------------------------------------------------

                 REMAINING MONTHS TO MATURITY OF CONTRACTS

================================================================================
Remaining Term Range           Count         Scheduled Balance        % of Total
--------------------------------------------------------------------------------
   1  to    30                    2          $     19,638               0.01%
  31  to    60                   46               547,382               0.29
  61  to    90                   53               740,542               0.39
  91  to   120                  333             5,673,051               2.99
 121  to   150                   88             1,685,334               0.89
 151  to   180                  765            18,852,968               9.92
 181  to   210                    4               179,628               0.09
 211  to   240                1,300            47,435,714              24.97
 241  to   270                    2                71,167               0.04
 271  to   300                  101             4,870,627               2.56
 301  to   360                1,727           109,923,824              57.85
--------------------------------------------------------------------------------
 Total:                       4,421          $189,999,875            100.00%
--------------------------------------------------------------------------------

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-6 December 5, 2000

                         MHP Prepayment Sensitivities

=======================================================================================================
                     WAL          MATURITY       WAL            MATURITY       WAL            MATURITY
-------------------------------------------------------------------------------------------------------
                           0% MHP                       150% MHP                       175% MHP
                           -----                        -------                        --------
To Call
Class A-1            5.855          11/10          1.279          05/03          1.142           01/03
Class A-2           16.391          09/23          5.836          02/11          5.176           01/10
Class A-3           26.422          01/29         14.779          08/18         13.403           02/17

To Maturity
Class A-1            5.855          11/10          1.279          05/03          1.142           01/03
Class A-2           16.391          09/23          5.836          02/11          5.176           01/10
Class A-3           26.715          10/30         16.189          10/30         14.816           10/30

                           200% MHP                     250% MHP                       275% MHP
                           -------                      -------                        --------
To Call
Class A-1            1.033          11/02          0.869          07/02          0.806           06/02
Class A-2            4.645          02/09          3.848          09/07          3.543           03/07
Class A-3           12.184          09/15         10.239          06/13          9.453           07/12

To Maturity
Class A-1            1.033          11/02          0.869          07/02          0.806           06/02
Class A-2            4.645          02/09          3.848          09/07          3.543           03/07
Class A-3           13.595          10/30         11.562          10/30         10.717           10/30
-------------------------------------------------------------------------------------------------------

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